LEASES	12 Months Ended
Mar. 31, 2012
LEASES
10.	LEASES

The Companies lease most of their store premises, some of their distribution centers, and certain equipment. Most leases have automatic renewal provisions and allow the Companies to extend the lease term beyond the initial base period, subject to the terms agreed at lease inception. Future minimum rental commitments on operating leases having a remaining noncancelable lease term in excess of one year are presented below:

Year Ending March 31	Millions of Yen	Thousands of U.S. Dollars

2013	¥321	$3,895
2014	297	3,604
2015	245	2,973
2016	218	2,645
2017	209	2,536
Thereafter	404	4,903

Total	¥1,694	$20,556

Rental expenses were ¥5,317 million ($64,519 thousand), ¥5,130 million and ¥5,265 million for the years ended March 31, 2012, 2011 and 2010, respectively, and have been included in selling, general and administrative expenses.